Exhibit 99.2(n)








              Consent of Ernst & Young LLP, Independent Auditors


We consent to the reference to our firm under the caption "Accountants and Legal Counsel" and to the use of our report dated November 19, 2003, in this Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (No. 333-106718) of the ASA Managed Futures Fund LLC.

                                                            Ernst & Young LLP

Philadelphia, Pennsylvania
March 22, 2004